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Exhibit 99.2
------------

Storage Trust Realty                     For additional information contact
2407 Rangeline Street                    Steve Dulle, Chief Financial Officer
Columbia, MO 65202                       573.499.4799


Press Release

      STORAGE TRUST REALTY ANNOUNCES ACQUISITIONS TO DATE FOR Q1 1998
      ---------------------------------------------------------------
                   TOTAL OF 14 STORES FOR $52,877,000
                   ----------------------------------

COLUMBIA, Missouri (March 2, 1998) Storage Trust Realty (NYSE:SEA) announces the acquisition of 14 self-storage stores to date during the first quarter of 1998 for a combined purchase price of $52,877,000. These acquisitions comprised approximately 852,000 net rentable square feet and 9,500 units.
The stores were purchased for a combination of cash, the assumption of $10,052,000 of mortgages (which were paid off immediately after closing) and the issuance of 191,350 operating partnership units. Funds for these acquisitions were obtained from borrowings on the Company's new $150 million revolving line of credit.

These acquisitions are located in the following areas:

                                                                        Number of Company
                                      Number of       Net Rentable       Stores in Area
        Areas                          Stores        Square Footage     After Acquisition
        -----                         ---------      --------------     -----------------
Atlanta, Georgia                          9              615,022               23
South Florida                             3              132,751               10
Suburban Washington, DC                   1               38,981                3
Front Range Colorado                      1               65,356               10
                                         --              -------
                                         14              852,110
                                         ==              =======

Mike Burnam, Chief Executive Officer, commented on the acquisitions: "We are maintaining our focus and in keeping with our business plan of becoming a "super regional" operator, we are aggressively acquiring stores in our core markets. These new stores add to our critical mass in these core markets. We see favorable long-term prospects in these markets with each of them ranking in the top 25% of all MSA's for job and population growth. We are now a major player in Atlanta with 23 stores and we will be increasing our market share in the other core markets in the future. We will strive to continue to be the "buyer of preference" in our core markets."

Storage Trust Realty is a fully integrated, self managed and self administered real estate investment trust headquartered in Columbia, Missouri, engaged in the management and ownership of 215 self-storage stores located in 16 states totaling 11.4 million net rentable square feet and 100,000 units.

Additional information on the Company can be obtained at our website at http://www.storagetrust.com.

The statements made in this press release that are not historical facts are forward-looking statements within the meaning of Sections 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets that Storage Trust operates, management's beliefs, and assumptions made by management. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.


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The following table provides information on the number of Company stores as of February 26, 1998:

                               Owned at         1996        1996           1997        1997          1998      Owned at
                               12/31/95     Acquisitions  Exchanges    Acquisitions  Exchanges   Acquisitions  2/26/98
                               --------     ------------  ---------    ------------  ---------   ------------  --------
Core Markets:
  Atlanta, GA                     10              3           -             1            -             9          23
  Dallas/Ft. Worth, TX             8              3           -             5            2             -          18
  Houston, TX                      8              2           -             4            1             -          15
  Kansas City, KS/MO               3              7           -             1            -             -          11
  Chicago, IL                      4              1           -             2            3             -          10
  South Florida                    3              -           -             4            -             3          10
  Front Range Colorado             5              3           -             1            -             1          10
  St. Louis, MO                    6              3           -             1            -             -          10
  Columbia, SC                     7              1           -             -            1             -           9
  Nashville, TN                    4              2           -             2            -             -           8
  Greenville, SC                   6              1           -             -            -             -           7
  Jacksonville, FL                 3              1           1             1            -             -           6
  Charleston, SC                   5              -           -             -            1             -           6
  Mobile, AL                       3              1           -             1            -             -           5
  Orlando, FL                      2              2           -             1            -             -           5
  Charlotte, NC                    5              -           -             -            -             -           5
  Raleigh/Durham, NC               2              1           -             -            1             -           4
  Washington, DC                   -              -           -             2            -             1           3
  Tampa Bay, FL                    1              2           -             -            -             -           3
  Milwaukee, WI                    -              2           -             -            -             -           2
  New Orleans, LA                  -              -           -             -            1             -           1
                                 ---             --          --            --          ---            --         ---
  Total Core Markets              85             35           1            26           10            14         171
Non Core Markets:
  Columbia, MO                     4              -           -             -            -             -           4
  Chattanooga, TN                  3              -           -             -            -             -           3
  Louisville, KY                   -              3           -             -            -             -           3
  Lexington, KY                    1              1           -             -            -             -           2
  Hilton Head, SC                  2              -           -             -            -             -           2
  Augusta, GA                      2              -           -             -            -             -           2
  Pensacola, FL                    2              -           -             -            -             -           2
  Columbus, OH                     -              1           -             1            -             -           2
  Memphis, TN                      5              2           -             -           (7)            -           -
  Gulfport, MS                     3              -           -             -           (3)            -           -
  Knoxville, TN                    2              -           -             -           (2)            -           -
  Oklahoma                         2              1          (2)            -           (1)            -           -
  Other Stores                    10              2           -             1           (3)            -          10
  Total Non Core                  36             10          (2)            2          (16)            -          30
                                 ---             --          --            --          ---            --         ---
Company Total                    121             45          (1)           28           (6)           14         201
                                 ===             ==          ==            ==          ===            ==         ===

                                               END OF PRESS RELEASE